UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34298	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 593-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 8, 2010, infoGROUP Inc., a Delaware corporation (the “Company” or “Infogroup”), announced that it had entered into an Agreement and Plan of Merger with Omaha Holdco Inc., a Delaware corporation (“Parent”), and Omaha Acquisition Inc., a Delaware corporation (“Acquisition Sub”), providing for the merger, upon approval of the Company’s stockholders, of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are affiliates of CCMP Capital Advisors, LLC. On April 26, 2010, the Company announced the commencement of a marketing process for a proposed senior secured credit facility (the “Facility”), the proceeds of which will be used to repay existing debt, pay a portion of the consideration due to stockholders in the Merger, and for future working capital needs.
     The Company is disclosing under Item 8.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a confidential information memorandum being disseminated in connection with the Facility offering described above.
     The Company is providing the information in this Current Report on Form 8-K to comply with Regulation FD. The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Additional Information and Where to Find It
     Infogroup plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Omaha Acquisition Inc., pursuant to which Infogroup could be acquired by Omaha Holdco Inc. (the “Transaction”). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Infogroup through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Infogroup by contacting Investor Relations by telephone at (402) 593-4541, or by mail at Infogroup, Investor Relations, 5711 South 86 th Circle, Omaha, Nebraska 68127.
     Infogroup and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Infogroup in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Infogroup’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on September 30, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Infogroup by contacting Investor Relations by telephone at (402) 593-4541, or by mail at Infogroup, Investor Relations, 5711 South 86 th Circle, Omaha, Nebraska 68127, or by going to Infogroup’s Investor Relations page and choosing the Financial Information link, on the Infogroup corporate web site at www.Infogroup.com.
Note on Forward-Looking Statements
     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the expected timing of completion of the proposed Merger, and such other risks as identified in Infogroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on February 26, 2010, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Infogroup assumes no obligation to update any forward-looking statement contained in this Current Report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Disclosure in connection with the distribution of the confidential information memorandum relating to proposed senior secured credit facilities, dated as of April 28, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc. (Registrant)
By:	/s/ Thomas J. McCusker
Thomas J. McCusker
Secretary and Executive Vice President for Business Conduct and General Counsel

Date: April 28, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure in connection with the distribution of the confidential information memorandum relating to proposed senior secured credit facilities, dated as of April 28, 2010